Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE MERITS OF THIS OFFERING, NOR IS IT INTENDED THAT THEY WILL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

该协议下股票没有按美国1933年证券法(“证券法”) 进行注册，或者在任何其他外国或州管辖地进行注册或资格审核，或从美国证监会SEC或任何其他州证监会或管辖机构获得批准或反对。美国证监会或各州证监会或管辖机构并没有对此股票发行的内容进行审核通过也不会做出此行为。任何相反的陈述构成刑事犯罪。

THE SECURITIES OFFERED HEREBY CANNOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO “U.S. PERSONS” (AS SUCH TERM IS DEFINED IN REGULATION S, PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

此股票不得在美国境内交易或销售给美国人（以美国证券法S规则定义为准），除非该股票根据美国证券法获得注册，或通过依赖证券法的豁免规则执行。

SECURITIES PURCHASE AGREEMENT

股票购买协议

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated September 29, 2022 is entered by and between Mega Matrix Corp., a Delaware corporation (the “Company”), and the persons listed on the signature page(s) of this Agreement (the “Investors”). The Investors and the Company are sometimes herein referred to each as a “Party,” and collectively as the “Parties.”

此股票购买协议，于2022年9月29 日，由Mega Matrix Corp（“公司”）, 特拉华州设立公司，与签名页所列的投资者（“投资者”）之间共同签署。投资者和公司在此协议中，分别以“合同单方”单称其中一方，或双方以“合同方”相称。

RECITALS

前言

WHEREAS, the Company is offering and the Investors desire to purchase an aggregate of 4,400,000 shares of Common Stock, $0.001 par value (the “Shares”) for US$4,400,000, or $1.00 per Share;

鉴于，公司有意提供而投资者有意购买总共4,400,000普通股（“该股票“），票面值为$0.001美元，购买价格总额为$4,400,000美元，每股出售价格为1.00美元；

WHEREAS, the Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by one or more of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

鉴于，公司和各投资者是在依赖美国1933年证券法及其修改案的4(a)(2)规则（“证券法”）以及美国证监会就该法案颁布的S法规（“S法规”）提供的注册豁免的前提下，签署该股票购买协议；

WHEREAS, each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Shares set forth opposite each Investor’s name on Exhibit A hereto;

鉴于，根据此协议规定，投资者，单独地而非共同地，有意向购买，而公司有意向出售按该协议附表A所列明的各投资者购买股票数进行交易。

WHEREAS, each Investor shall pay US$1.00 hereunder for each of the Shares, with an aggregate amount to be paid for all Shares of $4,400,000 (the “Purchase Price”); and

鉴于，每位投资者应按每股1.00美元的价格交易，共应支付股票购买总价为$4,400,000美元（“股票购买价格”）。

WHEREAS, the Company has made available to the Investors through the SEC EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and all other reports filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) prior to the date hereof (collectively, the “SEC Documents”).

鉴于，公司已经通过证监会EDGAR申报系统向投资者提供了真实和完整的公司截至2021年12月31日的年度财务报表10-K，以及2022年截至3月31日和6月30日的季度财务报表10-Q，以及根据美国1934证券交易法及交易法及其修改案所规定的其他申报报表（总称“证监会文本”）。

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

据此，在双方相互承诺对价，及双方确认获得并满足该对价要求前提下，合同双方达成以下协议：

SECTION 1. SALE OF COMMON STOCK

第一节．普通股出售

1.1 Authorization. The Company has authorized the sale and issuance of Shares to the Investors in the amounts set forth opposite each Investor’s name on Exhibit A hereto of an aggregate of 4,400,000 Shares.

1.1 授权。该公司已授权发行及出售总共4,400,000普通股，并按照附表A的股票购买投资者名单及股票数进行交易。

1.2 Sale and Issuance of the Securities. Subject to the terms and conditions set forth in this Agreement, the Company will issue and sell to the Investors and the Investors will buy from the Company the Shares at a per share purchase price of $1.00.

1.2 股票发行和出售。限于该协议的规定，按每股1.00美元价格，公司将向投资者出售而投资者将向公司购买该股票。

SECTION 2. CLOSING DATE; DELIVERY.

第2节．交割；递交。

2.1 Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Sections 6 and 7, the Closing of the purchase and sale of the Shares shall take place at the offices of the Company at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California, at 4:00 p.m. local time, on October 15, 2022, or at such other location, date, and time as may be agreed upon between the Investors and the Company (such closing being called the “Closing” and such date and time being called the “Closing Date”) but in any event not later than October 30, 2022, so long as all of the conditions of Sections 6 and 7 have been satisfied (or otherwise waived in accordance with this Agreement).

2.1 交割日。限于满足或豁免第6和第7条规定的交割条件，该股票的出售和购买交割的时间为2022年10月15日，加州时间下午4点，地点为公司办公室3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California，或，公司和投资者可以双方另协商决定其他的交割时间和地点。（该交割行为简称为“交割”，交割时间日期简称为“交割日”）。如第6条和第7条规定的交割条件已满足或被豁免，交割日不应晚于2022年10月30日。

2.2 Delivery and Payment. At the Closing, the Company will deliver, or cause its transfer agent and registrar to deliver, to the Investors, through book-entry delivery with appropriate restrictive legends, registered in each Investor’s name, representing the number of Shares to be purchased by each Investor at the Closing, against payment by the Purchase Price by the Investors, by wire transfer per the Company’s instructions. The Company shall not be obligated to issue and sell any Shares unless and until it receives the entirety of the Purchase Price.

2.2 递交和支付。在交割时，公司将给投资者递交，或通过其委托注册中介向投资者递交，印有相应的限制转让标记的股票凭证，登记在相应的投资者名下，作为相应的购买股票购买交割凭证。投资者应按公司指示通过银行电汇向公司支付股票购买的价款。公司在收到购票总价款前，没有义务发行或出售股票。

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

第3节．公司的陈述和保证。

Except as disclosed in the SEC Documents and as otherwise stated to the contrary herein, the Company hereby represents and warrants to the Investors, as of the date hereof and as of the Closing Date, as follows:

除在证监会文本的披露之外，以及在此协议中表明澄清的其他事实之外，公司对投资者做出以下陈述和保证，以此协议日期和交割日为准：

3.1 Organization and Standing; Certificate Of Incorporation and Bylaws. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted and is duly qualified as a foreign corporation in each jurisdiction in which such qualification is necessary. Copies of the Certificate of Incorporation and Bylaws of the Company have been provided to Investors. Said copies remain true, correct and complete and reflect all amendments as of the Closing.

3.1 公司组织和设立；公司注册文本和章程。公司是在特拉华州法律规定下成立的公司，并持有有效的运营资格。公司具备相应的权力和授权去拥有其资产及做出该交易的相关商业行为。公司在任何需要外地公司资格许可的管辖地都具备相应的注册资格。公司的注册文本以及公司章程已经提供给投资者，并且此提供的文本在交割日截至属于真实，准确和完整的。

3.2 Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and any agreements, certificates, documents and instruments to be executed and delivered by the Company pursuant to this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite actions on its part.

3.2 权力。公司具备完全权力来签署和提交此协议，以及任何为履行此协议所需的其他相关协议和证书文本的签署和递交。公司已经获得所需授权来签署和提交此协议，以及任何为履行此协议所需的其他相关协议和证书文本的签署和递交，以及履行该协议下相关的公司义务。

3.3 Valid Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3 有效性协议。此协议由公司有效地签署和递交，并构成公司法律规定下的有效力和有约束力的义务，可以根据相关条款对公司具备执行力，除非受以下限制1）破产法，资不抵债，重组，政府官文强制性规定，或者其他有关债权人权力的相关法律要求；以及2）法律对强制执行，不当得利等衡平法补偿原则的合法限制。

3.4 Due Issuance of the Shares. Shares have been duly authorized and, when issued and delivered to and paid for by the Investors pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions arising under the Securities Act or created by virtue of this Agreement and upon delivery and entry into the register of members of the Company will transfer to the Investors good and valid title to its Shares.

3.4 股票的正当发行。该股票已经正当程序被授权发行，并在收到投资者支付对价后，其股票发行具备有效性以及不增缴性，除了美国证券法相关规定的限制以及该协议的限制外，不受其他任何法律负担和限制（除非由投资者造成的）。递交和送达该公司成员登记文本后，相应的股票的有效股权将转让给投资者。

3.5 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any provision of the organizational documents of the Company or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company’s assets are subject. There is no action, suit or proceeding, pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

3.5 非冲突性。该签署和递交此协议的行为，或对此交易的完成，均不会i）违反公司组织和相关文本的条款，或公司所受限制的任何宪法，成文法，法规，法则，禁制令，判决，裁决，裁判，裁定，控诉和政府及政府部门的相关限制，或公司所在管辖地法庭的限制；或ii)与公司现有限制性合同条款产生冲突，导致违约，或构成违约，或产生加速限制性条件，或授予任何一方权力来加速，终止，修改，或取消任何协议，合同，租约，授权，凭证，或者公司属于合同方或者公司受限制或者公司资产受限制的其他安排。

3.6 Consents and Approvals. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

3.6 同意和批准。公司的签署和递交该协议，或者公司对此交易的行为或其相关义务的履行，除了已经获得或将在交割日前获得相应授权外，均不需要从任何政府或权力机构或第三方获得其他批准，同意、授权或者注册或给与通知。

3.7 Delivery of SEC Documents; Business. The Company has made available to the Investors through the SEC’s EDGAR system, true and complete copies of the Company’s SEC Documents. The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

3.7 证监会文本的递交，业务。公司以及通过证监会的EDGAR系统给投资者提供了真实的完成的相关公司证监会文本。公司在实质上仅从事证监会文本里披露的业务，且证监会文本对公司业务的披露在实质上是完整和正确的表述。

3.8 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”), of which 22,084,055 shares are and will be issued and outstanding immediately prior to the Closing, and 2,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”), of which none are or will be issued and outstanding immediately prior to the Closing. There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights), or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock. No person, other than the Investors pursuant to this Agreement, has any right to purchase any portion of the Shares covered by this Agreement. All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws. The Company holds no Common Stock in its treasury.

3.8 注资。公司授权发行的股票为40,000,000 普通股，票面值为$0.001美元 （ “普通股”），其中22,084,055普通股将在交割前立即发行，以及2,000,000优先股，票面值为$0.001美元 （“优先股”），截至交割日不会发行任何优先股。公司没有其他已发行的行权，认股证，权力（包括转换权或优先行权，优先拒绝权等权利），或协议，口头或书面，从公司购买任何普通股票，或其他可转换或兑换公司股票的凭证。除此协议的投资者外，其他人无权利购买此协议规定的股票。所有已发行的普通股已经获得公司合法有效授权，并已经完全支付相应对价，不增缴性，且按相适用的美国联邦和州证券法来由公司进行合法发行和出售、递交。公司目前没有持库存股。

3.9 Litigation. Except as set forth in the Company’s SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company that (i) if adversely determined would reasonably be expected to have a Material Adverse Effect or (ii) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into this Agreement and perform its obligations hereunder. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

3.9 诉讼。除公司的证监会文本披露以外，公司没有其他正在进行的，或据公司所知，正在受威胁的 （i）如不利决定作出将会合理地认为对公司产生实质性负面影响的，或(ii)将会被要求在公司的10-K年报里根据S-K条例的103条需要披露的诉讼，案件或调查。以上包括但不限于，正在进行的或被威胁的，挑战该协议的有效性和公司签署此协议的权力或履行相关义务的起诉，诉讼，法律程序或调查。公司目前没有受限制于任何法庭，仲裁庭，行政机构或其他政府部门的禁制令，裁判，或其他任何裁定或决定。

3.10 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.10 投资公司。公司不属于，也不会因进行此协议的交易而被定义为1940年投资公司法案定义下的“投资公司”或投资公司的“关联人”或“发起人”或“主要承销商”。

3.11 Regulation S. No directed selling efforts (as defined in Rule 902 of Regulation S under the Securities Act) have been made by any of the Company, any of its affiliates or any person acting on its behalf with respect to any Shares that are not registered under the Securities Act; and none of such persons has taken any actions that would result in the sale of the Shares to the Investors under this Agreement requiring registration under the Securities Act; and the Company is deemed a “domestic issuer” (as defined in Regulation S).

3.11 S规则。公司或任何相关或代表公司的个人没有进行任何引导性销售行为（证券法S规则下的902条定义）来出售任何没有按证券法注册发行要求的股票，且没有做出任何行为导致需要按证券法注册发行该股票。 公司属于S规则定义下的“国内发行人”。

3.12 Finders and Brokers. The Company has not employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions, finders’ fees or similar fees in connection with the transactions contemplated by this Agreement.

3.12 中间人和中介。就此协议规定的交易，公司没有雇佣任何中介，中间人或投资银行，或产生任何其他中介费，提成费，中间人费用或类似费用。

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

第4节．投资者陈述和保证。

The Investors, severally and not jointly, hereby represent and warrant to the Company, as of the date hereof and as of the Closing Date, as follows:

投资者，单独地而非共同地，就签字日和交割日截至，对公司做出以下陈述和保证：

4.1 Business and Financial Experience. Each Investor is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that each Investor is capable of evaluating the merits and risks of the Investor’s purchase of Shares as contemplated by this Agreement. Each Investor’s financial situation is such that such Investor can afford to bear the economic risk of holding the Shares for an indefinite period of time and suffer complete loss of such Investor’s investment.

4.1 商业和财务经验。 每个投资者均属于证券法的D规则第501条规定定义下的合格投资者，并具备相应的商业和财务知识和经验来审核此股票购买交易的内容和风险。每个投资者的财务状况允许投资者去承担在不定期间内持有该股票和损失全部投资的经济风险。

4.2 Purchase for Own Account. Each Investor (a) is purchasing the Shares for its own account (not as a nominee or agent) for investment purposes only and not with an intent or view to, or for, resale, distribution, or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Shares, or to grant participation in the Shares, and (c) does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person, or to any third person, with respect to any of the Shares.

4.2 自主购买。每个投资者a）均为自己购买该股票份额（而非代持或受托人）以换取投资回报，而非意向去转售，派发，分销部分或全部股票份额，b) 目前没有安排或意向去转售、派发，或授权参与认股该股票，并c) 没有与其他人进行合同，承诺，协议或安排来出售，转售，或授权参与认股该股票。

4.3 No Advertisement or General Solicitation. Each Investor is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investor in connection with investments in securities generally. In connection with the offer and sale of Shares to the Investor, neither the Company nor the Investor has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act).

4.3 没有广告或公众游说。每个投资者购买该股票不是通过任何广告，文章，张贴或其他公开性报刊，杂志或媒体电视广播等渠道，或任何讲座会议，或被任何没有先前往来认知的个人进行游说而进行此股票交易。就此股票出售购买协议，公司和投资者均没有从事任何 “引导性销售行为”（证券法S规则定义）。

4.4 Not an Underwriter. Each Investor is not an underwriter or dealer in the Shares and the Investor is not participating, pursuant to a contractual agreement, in a distribution of the Shares.

4.4 非承销商。各投资者均不属于承销商或股票中介，且投资者并不是在按某种合同协议来参与分销股票。

4.5 Non-U.S. Person. Each Investor is not a “U.S. Person” as defined by Regulation S and is not acquiring the Shares for the account or benefit of a U.S. Person. Each Investor acknowledges that the Investor was not in the United States at the time the offer to purchase the Shares was received from the Company and that all substantive negotiations and communications between the Investors and the Company have occurred outside the United States. Each Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

4.5 非美国人。各投资者均非S规则定义下的 “美国人”，且不是代理美国人来购买该股票。每个投资者确认在收到公司发出的购买股票的要约时，其本人并没有在美国境内，且投资者和公司之间实质性的谈判和沟通没有发生在美国境内。投资者同意不使用该股票来进行对冲交易，除非按证券法规定之外。

4.6 Foreign Investor. Each Investor is not a “U.S. Person” (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), and such Investor hereby represents that the Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any offer and sale of the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Investor’s purchase and payment for, its beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4.6 外国投资人。各投资人不是 “美国人”（美国税法1986年法案的7701(a)(30)条规定定义下），且该投资人现陈述其满足了所在的管辖地有关该协议规定下的股票交易的相关法律要求，包括（a）所在管辖地的有关股票购买的相关法律规定, (b)任何与该交易相关的外汇管制规定，(c)任何政府和其他所必须获得的许可，以及（d）如有，与该股票购买，持有，兑换，出售或转移相关的收入税或其他税收影响。该投资人的股票购买和支付对价给与其对股票的所有权，不会违反投资人所在管辖地的证券法和其他适用法律法规。

4.7 Investment Intent; Blue Sky. Each Investor is acquiring the Shares for investment for such Investor’s own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof. Each Investor understands that the issuance of the Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Investor’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

4.7 投资意向；蓝天法。各投资人对购买该股票均为自己账户，而非代持或受托人，且不是意向于分销转售。各投资人了解，因其依赖于证券法相关规定下豁免注册的要求，该股票的发行没有也不会按证券法要求注册。该豁免情形将决定于，包括其他因素，投资人的真实和准确的居住地，公司将依赖此陈述来满足蓝天法的法规要求。

4.8 Transfer Restrictions. Neither the Investor nor any person acting on the Investor’s behalf has engaged, nor will engage, in any “directed selling efforts” (as defined under Regulation S) to U.S. Persons or in the U.S. with respect to the Shares and the Investor and any person acting on the Investor’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act. Each Investor will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the U.S., or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. The Investor has not in the U.S., engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap. The Investor will, after expiration of the Restricted Period in compliance with Regulation S, offer, sell, pledge or otherwise transfer the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and federal securities laws, and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act.

4.8 转售限制。任何投资者或代理投资者的个人，不得对美国人或在美国本土针对该股票进行“引导性销售行为”（S规则定义），且投资者或代理投资者的个人已经或将会遵守证券法S规则的相关限制性发行要求。任何投资者将不得，在从股票发行日其到该日期一周年的期间内，或者S规则或其他相应证券法规定允许的更短期间内（“限制期”）进行要约，出售，质押或者转售这些股票给美国人，或者在美国本土内进行交易，或者进行其他违反S规则的行为。投资者没有在美国进行，且不会在限制期内对该股票进行任何做空，或对冲交易行为，包括任何期权，卖权及其他选择权交易，期权合同或股权交换等。投资者在限制期结束后的出售要约，质押或者转移该股权必须按照S规则要求进行交易，或者按照证券法注册要求或其合规的豁免，根据联邦或适当的州立法，并承诺不对此股票进行对冲交易，除非按照证券法规定除外。

4.9 Restricted Shares. Each Investor understands that the Shares the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.9 限制性股票。各投资者明白其购买的股票根据联邦证券法规定性质为“限制性股票”，即该股票的购买是公司不涉及公开发行的交易，且该股票在没有按证券法注册的前提下仅能在某种有限的情形按照证券法相应的法规才能进行转售。投资者熟悉目前生效的144规则，并明白其以及证券法对转售的相关限制。

(i) Restrictive Legend. Each Investor covenants not to dispose of any of the Shares other than in conjunction with an effective registration statement under the Securities Act or pursuant to another exemption from registration and in compliance with the applicable federal and states securities laws. Each Investor acknowledges and agrees that each certificate representing the Shares shall be endorsed with the following legends, as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(i) 限制性标记。各投资者同意不处置该股票，除非按照生效的符合证券法规定的注册文本，或者按照相关联邦和州证券法规定的豁免来进行交易。各投资者确认和同意各股票凭证应印有以下标识，以及其他联邦和州证券法要求的印记。

“THE SHARES ARE BEING OFFERED TO PURCHASERS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该股票出售给非美国人的购买者（按1933年证券法以及其修改案下的S规则（“证券法”）），且依据美国证券法S规则没有在美国证监会注册。”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“该股票的转售是被禁止的，除非根据S规则的相关要求，或证券法的注册要求，或其他合规的豁免要求。此股票不得进行对冲交易，除非遵守证券法的相关规定进行交易除外。”

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED: (A) IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) AN EXEMPTION OR QUALIFICATION UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS OR (3) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED; AND (B) WITHIN THE UNITED STATES OR TO ANY U.S. PERSON, AS EACH OF THOSE TERMS IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING CLOSING OF THE PURCHASE. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.”

“该股票没有按1933年证券法（及修改案，“法案”）或者按美国各州证券法进行注册。该股票不得被转售，出售，要约出售，质押或抵押 (A)如果没有(1)根据证券法案来进行有效的注册，（2）证券法案或其他适用证券法的豁免要求，或（3）给公司提供合理满足的法律意见来说明不需要注册；以及（B）在购买交割后的40天内，在美国境内出售或者出售给美国人，根据证券法案的S规则定义。任何违反这些限制要求的试图转售，出售，质押或抵押该股票的行为均为无效的。”

Each Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares.

各投资者同意公司对此记录做标识，或给与证券交易操作中介指令来执行对股票的限制性。

4.10 Offshore Transaction. Each Investor has been advised and acknowledges that in issuing Shares to the Investor pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S. Each Investor is acquiring its Shares in an offshore transaction in reliance upon the exemption from registration provided by Regulation S.

4.10 境外交易。各投资者经咨询并确认，公司依赖S规则的注册豁免来进行该股票的出售。各投资者购买该股票属境外交易依赖S规则的豁免。

4.11 Access To Company Information. Each Investor has had an opportunity to review and discuss the Company’s business, management, and financial affairs with the Company’s management. Each Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company’s business. Each Investor has also had an opportunity to review all materials provided to them by the Company in connection with this Agreement and to ask questions of the officers of the Company.

4.11 公司信息的获得。各投资者已有机会和公司管理层来审阅及讨论公司的业务，管理层及财务信息。各投资者明白此讨论以及公司出具的任何相关书面确认，旨在描述公司的主要实质性业务。各投资者有机会审阅公司提供的与此协议相关的资料并向公司高管提出相关问题。

4.12 Independent Review. Each Investor in making the decision to purchase the Shares subscribed for: (a) has received, read and is familiar with this Agreement; (b) has, prior to any sale, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Shares, and the Investor has received complete and satisfactory answers to any such inquiries; (c) has relied solely upon the information contained within this Agreement or upon information obtained in its own investigation; (d) understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Investor, and represents that it has consulted with and is relying on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Shares, tax or other consequences of such investment in the Company, and the suitability of the investment for the Investor; (e) acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment; and (f) acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.

4.12 独立审核。各投资者在决定购买该股票时，a)已经获得，审阅，并理解该协议内容; b)在交易前已被提供公司信息，并且有机会询问有关公司业务计划，管理层和财务状况及有关该股票交易的条件相关问题，得到公司或任何代表公司的个人的答复，且投资者已得到完整满意的回复；c)仅依赖此协议提供的信息或通过自我调查得到的信息；d) 明白律师，会计师或其他聘请来代表公司提供服务的专业人士并不是被聘请来代表投资者的利益，并陈述确认其已经就此股票交易进行咨询并依赖其自己的律师或顾问来做出独立的法律，会计，财务和税收意见，包括但不限于有关股票的转售性，税收以及该投资的影响，以及该投资者进行该投资的适当性；e)确认公司的账本已经在合理通知前提下在公司主要运营地和工作时间被提供予以审查，且公司的管理层对该交易的相关问题提供回复; 且f)确认该股票的购买涉及高风险并进一步确认购买股票所涉及的经济风险，包括全部失去投资资产。

4.13 Authorization. All action on the part of each Investor necessary for the authorization, execution, delivery, and performance of this Agreement by the Investor, the purchase of and payment for the Shares and the performance of all of such Investor’s obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by each Investor, shall constitute the valid and binding obligation of each Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies. The execution of this Agreement and consummation by Investors of the transactions on their part contemplated herein will not breach or violate any order or judgment of any court or governmental agency or any contract or agreement to which any of the Investors is a party or may be bound.

4.13 授权。 各投资者已经或将会在交割前取得所需的任何决议来授权，签署，递交及履行该协议，并支付该股票对价及履行该投资者在此协议下的相关义务。此协议被签署和送达投资者后，将构成有效的具备约束力的法律文本，其条款具备法律的执行力，受限制于破产法或者其他衡平法赔偿原则。该协议的签署和交易的完成不会使得投资者对任何法庭判令或政府部门决定，或者对该投资者所签署或被约束的其他合同或协议构成违约或者违反行为。

4.14 Brokers or Finders. The Company has not and will not incur, directly or indirectly, as a result of any action taken by any Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

4.14 中介或中间人。公司没有也不会，直接或间接地，因投资者任何行为就此协议交易产生任何中介和中间人费用，代理提成费或类似费用的责任。

4.15 No Violations, Etc. None of the Investors has had a criminal conviction; been the subject of any regulatory enforcement action or any civil order or judgment involving financial fraud or wrongdoing; or been denied or had revoked any license or permit involving securities or any financial business.

4.15 无违法性。各投资者没有被判处刑事犯罪，或成为任何法律执行的对象或其他涉及金融诈骗或违法行为的民事决定或判决的对象，或被宣告拒绝或没收任何和证券或金融业务相关的执照。

SECTION 5. INDEMNIFICATION.

第5节．赔偿条款。

Each Investor, severally and not jointly, agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and the Company’s officers, managers, members, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by such Investor to comply with the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by such Investor herein, or in any document provided by such Investor to the Company in connection with the Investor’s investment in the Company. Each Investor further agrees that the provisions of this Section will survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Ordinary Shares and (b) the death of the Investor.

各投资者，单独地而非共同地，同意对公司及公司的控制人（按证券法的15条规定），公司的高管，经理，成员，董事，代理人，律师以及相关人士，对其投资者由于在此交易中没有遵守此协议，或因为投资者的陈述或保证或投资者提供给公司的文本有误或违约而造成的损失，提供免责和赔偿。各投资者进一步同意此章节的条款将在以下情形依然存活有效（a）出售，转移或意图出售转移其部分或所有的股票，及（b)投资者身亡。

SECTION 6. CONDITIONS TO CLOSING OF THE INVESTORS.

第6节．投资者交割条件。

The Investors’ obligation to purchase the Shares is, unless waived in writing by such Investor, subject to the fulfillment as of the Closing Date of the following conditions:

投资者购买该股票的义务，除非投资者以书面形式豁免，将受制于满足以下的交割条件：

6.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

6.1 陈述和保证的准确性。公司在第三节的陈述和保证必须在实质上是真实准确的，以交割日为准。

6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company have been performed or complied with in all material respects.

6.2 承诺。截至交割日为止，公司必须已实质上满足该协议所规定的承诺，协定，及条件。

6.3 No Material Event. The Investors shall not have discovered any material error in, misstatement of or omission to disclose any material fact relating to the Company.

6.3 无重大事件。投资者并没有发现公司有关的实质性错误，误导，或缺漏披露某重大事实。

6.4 Additional Listing. The Company shall have filed and received approval from NYSE AMEX for the Additional Listing Application for the listing of the Shares.

6.4 额外注册。公司已经向纽约证券交易所NYSE AMEX提出了此股票的额外注册的申请并已经获得批准。

SECTION 7. CONDITIONS TO CLOSING OF THE COMPANY.

第7节．公司交割条件。

The Company’s obligation to issue and sell the Shares is, unless waived in writing by the Company, subject to the fulfillment as of the Closing Date of the following conditions:

公司出售该股票的义务，除非公司以书面形式豁免，将受制于满足以下的交割条件：

7.1 Representations and Warranties Correct. The representations and warranties made by the Investors in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

7.1 陈述和保证的准确性。投资者在第四节的陈述和保证必须在实质上是真实准确的，以交割日为准。

7.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Investors on or prior to the Closing Date shall have been performed or complied with in all material respects.

7.2 承诺。截至交割日为止，投资者必须已实质上满足该协议所规定的承诺，协定，及条件。

7.3 Additional Listing. The Company shall have filed and received approval from NYSE AMEX for the Additional Listing Application for the listing of the Shares.

7.3 额外注册。公司已经向纽约证券交易所NYSE AMEX提出了此股票的额外注册的申请并已经获得批准。

SECTION 8. ADDITIONAL COVENANTS.

第8节．额外承诺。

8.1 Material Non-Public Information. Each Investor acknowledges that the Investor has entered into a Non-Disclosure and Confidentiality Agreement with the Company. Each Investor is aware of and will comply with the securities laws of the United States that prohibit any Investor who has received from the Company or any of the directors, officers, employees, representatives, agents or advisers of the Company material, non-public information relating to the Company from trading (buying or selling) creating, transferring or otherwise disposing of or relinquishing any interest (including by the creation of an option) in any Shares or other securities of the Company until such material, non-public information has been publicly disclosed.

8.1 重大非公开信息。各投资者确认该投资者已经和公司签署保密协议。各投资者了解并会遵守美国的证券法有关证券交易的规定。美国证券法限制投资者从公司，公司的董事，高管，员工，代表，代理或顾问获取有关公司的重大非公开信息，并依赖其信息来对此股票或任何其他公司股票进行股票交易（购买或出售），设立，转移或处置或放弃某种证券利益（包括设立期权），除非该重大非公开信息已经被公开披露。

8.2 Transfer Restrictions. Each Investor covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.

8.2 转移限制。各投资者承诺，此股票仅能依赖生效的注册文书且遵守证券法的相关规定，或通过证券法规定的某种豁免条件且遵守相应的州证券法才能进行处置。

SECTION 9. MISCELLANEOUS.

第9节．其他条款。

9.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving effect to conflict of law provisions.

9.1 适用法律。此协议应当受美国加利福尼亚州的法律所管辖，而不是有关冲突法效力所限制。

9.2 Entire Agreement; Amendment. This Agreement, and any other documents delivered pursuant hereto, including exhibits or schedules hereto, constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Investors holding a majority of the Shares.

9.2 合同的完整性，修改案。此协议或任何其他与该协议相关的文本，包括附件和附表，构成合同双方认知的完整的法律文本。除该协议确认的内容外，任何一方不被其他保证，陈述或承诺所约束。 除合同明确规定外，任何对此协议或其条款的任何修改，豁免释放或终止，必须以书面形式由公司和持有过半股票数的投资者确认。

9.3 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by electronic mail, facsimile transmission, by hand or by messenger or overnight express, addressed:

9.3 通知。所有该协议规定的通知和沟通必须以书面形式通过邮递注册信或签收确认函形式，附带已支付邮戳，或通过电子邮件形式，传真，或亲自或通过投递人送达或隔日送达，地址为：

(a)	if to any Investors, to be delivered to the address set forth on their signature page.

如给投资者，送达至其签字页列明的地址。

(b)	if to the Company, to:	Mega Matrix Corp.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, CA 94306

Attention: President

如送达公司：	Mega Matrix Corp.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, CA 94306

Attention: President

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by electronic mail or facsimile, the first business day after the date of confirmation that the electronic mail or facsimile, as applicable, has been successfully transmitted to the email address or facsimile number, as applicable, for the party notified, or, if sent by mail, at the earlier of its receipt and seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

所有通知和沟通如亲自递送将于送达个人完成时视为送达生效；若通过电邮或传真，在确认邮件和传真已经成功发送准确地址的下一个工作日视为送达生效；如通过邮件递送，将会以投递邮件后的72小时或其实际收到邮件的日期，两者之更早者视为送达。

9.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power, or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall nay waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.4 延误或不作为。除了该协议另有规定外，就某合同方在此协议下的违约行为，任何对行使协议规定的权利或索赔的延误或不作为，将不应影响该合同方的合同权利和理赔权，亦不应被解释为对该违约行为及后续的违约行为的豁免。任何豁免，批准，同意或批准此违约方的违约行为，或任何对合同方履行协议的条件的豁免，均需以书面形式确认，并仅对书面确认内容具备效力。按照该协议和相关法律所获得的赔偿应是可累积的，而不是取代性的。

9.5 Expenses. Each party will pay all of their expenses, including without limitation, counsel or other professional fees and disbursements but excluding any brokerage or finders’ fees or agents’ commissions or any similar charges, reasonably incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated herein.

9.5 费用。各合同方将对其与该协议的谈判起草和签署等负责各自的开销，包括但不限于，法务或其他专业人士费用或开销，但不包括任何中介或中间人费用或中介提成类似费用。

9.6 Counterparts and Translation. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. The English version of this Agreement shall be controlling in all respects and shall prevail in case of any inconsistencies with translated versions, if any. Any other language versions of this Agreement are provided for convenience only.

9.6 合同副本及翻译。此协议可以多件副本来签署，而每个副本均为原件，且全部的副本整体将构成同一法律文本。此协议的英文版本在各方面均具有决定性，如有和其他翻译版本存在不一致内容，以英文版本为准。此协议的任何其他语言的译本仅基于方便审阅的目的而提供。

9.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

9.7 可分割性。如此协议的某条款因某种原因被具备管辖权的法庭认定为不合法，无执行力，或无效，此协议的其他条款部分仍应具备法律效力，而针对该无效条款以在意图和经济利益上最接近的条款来取代该无效条款，除非该条款的分割性将导致对协议的任何一方造成实质性的经济利益的改变。

9.8 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.8 标题和副标。此协议的标题和副标是基于方便性，而并非作为诠释或解读该协议的基础。

9.9 Knowledge Convention. For all purposes of this Agreement, the term “knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, with no obligation to conduct any inquiry or other investigation to determine the accuracy of such fact or other matter. A person other than an individual shall be deemed to have knowledge of a particular fact or other matter if the officers, directors or other management personnel of such person had knowledge of such fact or other matter.

9.9 认知规则。此协议下的有关“认知”，是指某个人的认知，且该个人对某事实或事项具备实际性的认知，无需经过进一步询问或其他调查来确认其事实或事项的准确性。如某法人的公司官员，董事或管理层成员具备对事实或事项的实际认知，则表示该法人本身具备对此事实或事项的认知。

9.10 Survival of Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of two (2) years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

9.10 保证的存活期。公司及投资者在本协议相关的陈述和保证将于该协议的签署送达及交割的两年内具备存活性，将不会因公司或投资者或其代表对某事项的调查而影响。

9.11 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, as the case may be.

9.11 继承者和转让方。除此协议其他规定除外，该协议的权利义务对合同方的利益继承者，转让方，继承人，执行者和管理人具备同等效力。

9.12 Further Assurances. Each party hereto agrees to do all acts and things, and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

9.12 进一步确认。各合同方同意，如有合理需要，会进一步配合、签署和送达相关法律文书来履行该协议规定的相关法律义务。

[Signatures on Following Page]

【以下为签字页】

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

经见证，各合同方于以上列明日期签署该股票购买协议。

INVESTOR SIGNATURE PAGE

投资者签字页

Date 日期: _, 2022	Name of Investor投资者:

[Entity Name (if any) 公司名称（如有）

By:
Name （姓名）:
Title（职位）:

Address地址: _________________________________

State of Principal Residence（州）: _________________

State of Incorporation/Organization：_______________

公司成立州: ___________________________________

EIN/Social Security Number:_____________________

公司税号/社会安全号______________________________

Telephone No.电话:____________________________

Facsimile No.传真: _____________________________]

Email Address电邮:_____________________________

Delivery Instructions (if different than above):

递送地址（如和以上地址不同）:

c/o 收件人: _________________________________________

Address 地址: ______________________________________

Telephone No.电话:__________________________________

Facsimile No. 传真 : ________________________________

Other Special Instructions: _________________________

其他指示:______________________________________

COMPANY SIGNATURE PAGE

公司签字页

The Company:

Mega Matrix Corp.

By:
Yucheng Hu, President